THE SECURITIES REPRESENTED BY THIS NOTE AND THE PREFERRED STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE
     ----------
SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                          TELSCAPE INTERNATIONAL, INC.
                FIRST REPLACEMENT 12% CONVERTIBLE PROMISSORY NOTE


$10,000,000.00                  Houston,  Texas               February  7,  2000


     Telscape  International,  Inc.,  a  Texas  corporation (the "Company"), for
                                                                  -------
value received, hereby promises to pay to the order of Pointe Communications Corporation, a Nevada corporation ("Holder"), the principal sum of up to Ten
                                        ------
Million and No/100 Dollars ($10,000,000.00) or so much thereof as may be advanced as provided herein, together with interest on the outstanding amount of such principal sum, payable in accordance with the terms set forth below.


ARTICLE  1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     1.1     Definitions.  For  all  purposes  of this Note, except as otherwise
             -----------
expressly  provided  or  unless  the  context  otherwise  requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and

     (3)     the  words  "herein,"  "hereof"  and "hereunder" and other words of
                          ------     ------        ---------
             similar import refer to this Note as a whole and not to any particular Article, Section, or other subdivision.

     "Business  Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday
      -------------
that is not a day on which banking institutions in Houston, Texas, are authorized or obligated by law or executive order to be closed.

     "Class  C  Preferred  Stock" means shares of the Class C Convertible Senior
      --------------------------
Preferred Stock, par value $0.001 per share, of the Company, with rights in accordance with the Certificate of Designation attached to the Merger Agreement as Exhibit A.
    ----------

     "Common  Stock" means the common stock of the Company, par value $0.001 per
      -------------
share.

     "Escrow  Agreement"  means that certain Escrow Agreement dated December 31,
      -----------------
1999, as amended from time to time, by and among the Company, Holder and Gardere & Wynne, L.L.P. ("Escrow Agent"), pursuant to which the unfunded portion of the
                   ------------
proceed  of  this  Note  are  being  held  in  escrow  by  Escrow  Agent.

     "Event  of  Default"  has  the  meaning  specified  in  Section  3.1.
      ------------------                                     ------------

     "First  Note"  means  that certain Promissory Note dated November 24, 1999,
      -----------
issued by the Company to Holder in the original principal amount of $1,500,000, as modified by that certain Modification Agreement dated January 10, 2000, increasing the principal amount to $2,500,000.

     "Maturity  Date,"  when  used with respect to this Note means June 30, 2000
      --------------
(or  such  earlier  date  upon  which this Note is due and payable under Section
                                                                         -------
3.3).
----

     "Merger  Agreement"  means  that certain Agreement and Plan of Merger dated
      -----------------
December 31, 1999, by and among the Company, Holder, and Pointe Acquisition, Corp., as amended from time to time.

     "Note"  means  this  First  Replacement 12% Convertible Promissory Note, as
      ----
hereafter  amended,  modified,  substituted,  or  replaced.

     "Person"  means  any  individual,  corporation,  entity,  limited liability
      ------
partnership or company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Registration  Rights  Agreement"  means  that  certain Registration Rights
      -------------------------------
Agreement  attached  to  the  Merger  Agreement  as  Exhibit  C.
                                                     ----------

     "Second Note" means that certain 12% Convertible Promissory Note dated December 31, 1999, issued by the Company to Holder in the original principal amount of $10,000,000.

     "Warrant  Agreement"  means  that certain Warrant Agreement attached to the
      ------------------
Merger  Agreement  as  Exhibit  D.
                       ----------
 .
     "Warrants"  means  warrants  of the Company issuable upon conversion of the
      --------
Note  pursuant  to  Section  4.1  and  evidenced  by  the  Warrant  Agreement.
                    ------------

ARTICLE  2
                         BALANCE, ADVANCES AND PAYMENTS

     2.1     Replacement  Note.  This  Note  is  given  in  full  payment  and
             -----------------
replacement of the First Note and the Second Note having an aggregate principal balance of $2,500,000 and accrued and unpaid interest of $46,500.

     2.2     Balance.  The  sum  of  $2,546,500  has  been  advanced  to pay the
             -------
outstanding principal and interest due on the First Note and the Second Note. An additional $3,200,000 is being disbursed simultaneously upon the issuance of this Note. The unfunded principal sum of this Note is $4,253,500 as of the date hereof.

     2.3     Advances.  Holder  agrees  to  advance in installments from time to
             --------
time the unfunded portion of the principal sum of this Note upon receipt from the Company of a written request for funds itemizing the use of such requested funds in a manner satisfactory to Holder. If Holder approves such request for funds, Holder shall provide Escrow Agent with written instructions authorizing the disbursement of the requested funds to the Company. Escrow Agent shall disburse such requested funds to the Company within three Business Days after receipt of such instructions. The Company will not use any proceeds of this Note for purposes other than those approved by Holder in the request for funds. In the event of termination of the Merger Agreement, Holder will have no obligation to advance further sums to the Company, even if a portion of the principal remains unfunded.

     2.4     Interest.  From  the  date  of this Note through the Maturity Date,
             --------
interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at 12% per annum, calculated on the basis of a 365 day year. Interest shall be fully cumulative and shall be payable in kind (by issuance of shares of stock) upon the Conversion of the Note as set forth in Article IV.
                                                                  -----------

     2.5     Payment  of  Principal and Interest.  The principal and accrued and
             -----------------------------------
unpaid interest of this Note shall be due and payable in full on the Maturity Date.

     2.6     No  Prepayments.  Subject  to  Holder's  right  to  convert  or the
             ---------------
Company's right to require the Holder to convert, the Company may not prepay this Note in whole or in part.

     2.7     Manner of Payment.  Payments of principal and interest on this Note
             -----------------
will be made by delivery of Company checks to Holder at its address as set forth in this Note or by wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal or interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be due and payable and made on, and shall include unpaid interest accrued through, the next occurring Business Day following such payment date.

ARTICLE  3
                                    REMEDIES

     3.1     Events  of Default.  An "Event of Default" shall be deemed to exist
             ------------------       ----------------
if  the  following  occurs  and  is  continuing:

     (1) the Company defaults in the payment of the principal or interest on this Note when such principal or interest becomes due and payable and such default remains uncured for a period of five Business Days after written notice thereof has been provided to the Company; or

     (1) the Company defaults in the performance of any covenant made by the Company in this Note (other than as set forth in Section 3.1(a)), and such
                                                       --------------
default remains uncured for a period of thirty (30) days after written notice thereof has been provided to the Company; or

     (2) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company and any such decree or order of relief or any such other decree or order remains unstayed for a period of ninety (90) days from its date of entry; or

     (4) the Company commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company files a petition, answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

     (3) if the Merger Agreement is terminated by either the Company or Holder for any reason other than pursuant to Section 11.3(f) or (h) thereof and the Company does not repay this Note within thirty (30) days after demand for payment is made by the Holder.

     3.2     Past  Due  Rate.  Upon the occurrence and during the continuance of
             ---------------
an  Event  of  Default  described  in  Section 3.1(a), interest shall thereafter
                                       --------------
accrue on all such past due amounts at the rate of 14% per annum calculated on the basis of a 365 day year.

     3.3     Acceleration  of  Maturity.  Upon  the  occurrence  and  during the
             --------------------------
continuance of an Event of Default, the entire principal balance and accrued but unpaid interest thereof shall, at the option of Holder, upon written notice to the Company, at once become due and payable.

ARTICLE  4
                               CONVERSION OF NOTE

     4.1     Conversion  Privilege and Conversion Price.    At the option of the
             ------------------------------------------
Holder, this Note shall be convertible at any time into (i) 100,000 shares of Class C Preferred Stock and (ii) 500,000 Warrants (plus such additional shares equal to the accrued and unpaid interest on the Note), or the proportionate part thereof represented by the then outstanding principal amount of the Note as a percentage of $10,000,000.

     4.2     Effect of Conversion.  Upon any conversion pursuant to this Article
             --------------------                                        -------
IV, this Note shall thereupon cease to be an obligation of the Company and shall
--
only represent the right to receive the Class C Preferred Stock and Warrants for all amounts unpaid on the Note.

     4.3 Mechanics of Conversion. In order for the Holder of this Note to convert the Note into Class C Preferred Stock and Warrants, such Holder shall give the Company written notice that such Holder elects to convert the Note. The date of receipt of such notice by the Company shall be the "Conversion
                                                                      ----------
Date". The Company shall, as soon as practicable after receipt of such notice and no later that 10 days thereafter, issue and deliver to the Holder a certificate for the number of shares of Class C Preferred Stock to which such Holder shall be entitled as aforesaid, together with a duly executed
Registration Rights Agreement and Warrant Agreement, and Warrants for the appropriate number of shares of Common Stock of the Company. Such conversion shall be deemed to have been made immediately prior to close of business on the Conversion Date, and the Holder shall be regarded for all corporate purposes as the holder of the number of shares of Class C Preferred Stock and Warrants to which it is entitled upon the Conversion Date.

ARTICLE  5
                         ADJUSTMENT OF CONVERSION SHARES

     5.1     Stock  Dividends,  Stock Splits and Reverse Splits.  If the Company
             --------------------------------------------------
shall at any time (a) subdivide its outstanding shares of Common Stock into a greater number of shares or (b) declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock, then the number of shares of Class C Preferred Stock and Warrants shall be proportionately increased. If the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the number of shares of Class C Preferred Stock and Warrants shall be proportionately reduced.

     5.2     Reorganizations  and  Asset Sales. If any capital reorganization or
             ---------------------------------
reclassification of the capital stock of the Company, or any consolidation, merger, or share exchange of the Company with another Person, or the sale, transfer, or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Class C Preferred Stock and Warrants shall be entitled to receive capital stock, securities or assets in exchange for their shares of Class C Preferred Stock and Warrants, then, if this Note shall not have been converted into shares of Class C
Preferred Stock and Warrants prior to any such transaction, the following provisions shall apply:

     (1) As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, or other disposition, lawful and adequate provisions shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note and in lieu of the shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class C Preferred Stock and Warrants equal to the number of shares of Class C Preferred Stock and Warrants immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities, or assets thereafter deliverable upon the exercise of this Note.

     (1) In the event of a merger, share exchange, or consolidation of the Company with or into another Person as a result of which a number of shares of Class C Preferred stock and Warrants or their equivalent of the successor Person greater or lesser than the number of shares of Class C Preferred Stock and Warrants outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Class C Preferred Stock, then the number of shares of Class C Preferred Stock and Warrants into which this Note is convertible in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class C Preferred Stock and Warrants.

     5.3     De  Minimis  Adjustments.  No adjustment in the number of shares of
             ------------------------
Class C Preferred Stock and Warrants purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Class C Preferred Stock purchasable upon conversion of the Note; provided, however, that any adjustments which by reason of this Section 5.3 are
     ---   -------                                               -----------
not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share, as applicable. No fractional shares of Class C Preferred Stock or scrip shall be issued upon conversion.

     5.4     Notice  of  Adjustment.  Whenever  the  number of shares of Class C
             ----------------------
Preferred Stock and Warrants issuable upon the conversion of this Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted number of shares of Class C Preferred Stock and Warrants in accordance with the provisions hereof and shall prepare a certificate setting forth the adjusted number of shares of Class C Preferred Stock and Warrants or specifying the other shares of stock, securities, or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder copies of such certificate, together with a notice stating that the number of shares of Class C Preferred Stock and Warrants has been adjusted, and setting forth the adjusted number of shares of Class C Preferred Stock and Warrants or other securities or assets purchasable upon conversion of this Note.

     5.5     Notifications  to  Holder.  If  at  any  time the Company proposes:
             -------------------------

     (1) to declare any dividend upon Class C Preferred Stock payable in capital stock to the holders of Class C Preferred Stock;

     (2) to offer for subscription pro rata to all of the holders of its Class C Preferred Stock any additional shares of capital stock of any class or other rights;

     (3) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger, or share exchange of the Company with another Person, or sale, transfer, or other disposition of all or substantially all of its assets; or

     (4) to effect a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, in any one or more of such cases, the Company shall, if known at the time of such notice, give Holder (i) written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, and (ii) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also, if known at the time of such notice, (i) specify, in the case of any such dividend, distribution, or subscription rights, the date on which the holders of Class C Preferred Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) specify the date on which the holders of Class C Preferred Stock shall be entitled to exchange their Class C Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation, or winding up, as the case may be.

ARTICLE  6
                                  MISCELLANEOUS

     6.1     Collection;  Fees.  If  this  Note  is  placed  in  the hands of an
             -----------------
attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership, or other court proceedings, the Company hereby undertakes to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of Holder.

     6.2     Benefits  of  Note. Nothing in this Note, express or implied, shall
             ------------------
give to any Person, other than the Company, Holder and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

     6.3     Successors  and  Assigns. All covenants and agreements in this Note
             ------------------------
contained by or on behalf of the Company and Holder shall bind and inure to the benefit of the respective successors and permitted assigns of the Company and Holder.

     6.4     Restrictions  on Transfer. Notwithstanding anything to the contrary
             -------------------------
contained herein, neither this Note, nor the rights of Holder hereunder, may be transferred, assigned or pledged by Holder other than pursuant to written agreement between the Company and Holder.

     6.5     Notice;  Address  of  Parties.  All  notices,  requests,  consents,
             -----------------------------
directions, and other instruments and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if sent by third party courier or overnight delivery service, if mailed first-class, postage prepaid, registered or certified mail, or if sent by telecopy, telecommunication or other similar form of communication (with receipt confirmed), as follows:

(1)     If  to  the  Company,  addressed  to  it  as  follows:

                    Telscape  International,  Inc.
                    2700  Post  Oak  Boulevard
                    Suite  100
                    Houston,  Texas
                    Attn:  Todd  M.  Binet
                    Facsimile:(713)  968-0930

          with  a  copy  (which  shall  not  constitute  notice)  to:

                    Swidler  Berlin  Shereff  Friedman,  LLP
                    3000  K  St.,  NW
                    Suite  300
                    Washington,  D.C.  20007
                    Attn:  John  J.  Klusaritz
                    Facsimile:  (202)  424-7647

(2)     If  to  Holder,  addressed  to  it  as  follows:

                    Pointe  Communications  Corporation
                    1325  Northmeadow  Parkway,  Suite  110
                    Roswell,  Georgia  30076
                    Attn:  Patrick  E.  Delaney
                    Facsimile:  (770)  319-2834

          with  a  copy  (which  shall  not  constitute  notice)  to:

                    Gardere  &  Wynne,  L.L.P.
                    1601  Elm  Street,  Suite  3000
                    Dallas,  Texas  75201
                    Attn:  W.  Robert  Dyer,  Jr.,  Esq.
                    Facsimile:  (214)  999-3574

or such other address as the Company or Holder hereto shall specify pursuant to this Section 6.5 from time to time.
      ------------

     6.6     Severability  Clause.  In  case any provision in this Note shall be
             --------------------
invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction
                                            --------  -------
does  not  destroy  the  essence  of  the  bargain  provided  for  hereunder.

     6.7     Governing  Law.  This  Note  shall be governed by, and construed in
             --------------
accordance with, the internal laws of the State of Texas (without regard to principles of choice of law).

     6.8     Usury.  It  is  the  intention  of  the  parties  hereto to conform
             -----
strictly to the applicable laws of the State of Texas and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (hereinafter referred to in this
Section  6.8  as  "Applicable  Law").  Holder  shall  have no right to claim, to
------------       ---------------
charge, or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating, and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest
(hereinafter  referred  to  in  this  Section  6.8  as  "Interest")  at any time
                                      ------------       --------
contracted for, charged, or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or if it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging, or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.


     6.9     Stock Legends.  Certificates for shares of Class C Preferred Stock,
             -------------
Warrants or other securities issued upon conversion of this Note shall bear the following legend:


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.


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     IN  WITNESS  WHEREOF,  the  Company  has  caused this instrument to be duly executed  on  the  date  first  above  written.

                         TELSCAPE  INTERNATIONAL,  INC.,
                         a  Texas  corporation



                         By:
                              Todd  M.  Binet,  President


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